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                                                                      Exhibit 10
                                                                      ----------

                  Susquehanna's Executive Deferred Income Plan
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                  SUSQUEHANNA BANCSHARES BANKS AND AFFILIATES

                         EXECUTIVE DEFERRED INCOME PLAN
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                               TABLE OF CONTENTS
                               -----------------



ARTICLE 1         ESTABLISHMENT, PURPOSE AND STATUS OF THE PLAN................5
         1.1      Establishment of Plan........................................5
         1.2      Purpose of Plan..............................................5
         1.3      Status of Plan...............................................5

ARTICLE 2         DEFINITIONS..................................................6
         2.1      Administrator................................................6
         2.2      Beneficiary..................................................6
         2.3      Board........................................................6
         2.4      Bonus........................................................6
         2.5      Cause........................................................6
         2.6      Change in Control............................................6
         2.7      Claimant.....................................................7
         2.8      Code.........................................................7
         2.9      Company......................................................7
         2.10     Compensation.................................................8
         2.11     Compensation Committee.......................................8
         2.12     Deferral Agreement...........................................8
         2.13     Deferred Compensation Ledger.................................9
         2.14     Determination Date...........................................9
         2.15     Disabled or Disability......................................10
         2.16     Employee....................................................10
         2.17     ERISA.......................................................10
         2.18     Employment..................................................10
         2.19     Financial Emergency.........................................11
         2.20     Investment Experience.......................................12
         2.21     Losses......................................................12
         2.22     Outside Director............................................12
         2.23     Participant.................................................12
         2.24     Person......................................................13
         2.25     Plan........................................................13
         2.26     Plan Administration Employee................................13
         2.27     Plan Year...................................................13
         2.28     Qualified Plan..............................................13
         2.29     Retirement Date.............................................13
         2.30     Subsidiary..................................................13
         2.31     Trust.......................................................14
         2.32     Trust Agreement.............................................14
         2.33     Trustee.....................................................14

                                      -2-
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ARTICLE 3         ADMINISTRATION..............................................14
         3.1      Administrator...............................................14
         3.2      Administration of Plan......................................15
         3.3      Delegation..................................................15
         3.4      Reliance Upon Information...................................15
         3.5      Responsibility and Indemnity................................16

ARTICLE 4         PARTICIPATION...............................................18
         4.1      Eligibility of Employees and Outside Directors..............18
         4.2      Notification of Eligible Employees and Outside Directors....19
         4.3      Participant Compensation Deferral...........................19
         4.4      Bonus Deferral..............................................21
         4.5      Suspension of Deferrals.....................................22
         4.6      Transfer of Previous Obligations............................22
         4.7      Vesting.....................................................24

ARTICLE 5         ACCOUNTS....................................................24
         5.1      Deferral of Compensation and/or Bonus.......................24
         5.2      Investment of Accounts......................................24
         5.3      Allocation of Investment Experience to Accounts.............25
         5.4      Participants Rights Under the Trust.........................25
         5.5      Determination of Account....................................25

ARTICLE 6         DISTRIBUTIONS...............................................26
         6.1      Amount of Deferred Compensation Subject to Distribution.....26
         6.2      Form of Distributions.......................................26
         6.3      Timing of Distributions.....................................27
         6.4      Advance Distribution Election Required......................29
         6.5      Distributions in Connection with a Change in Control........30
         6.6      Distributions upon a Termination other than in
                    connection with a Change in Control.......................31
         6.7      Withdrawals Due to Financial Emergency......................31
         6.8      Payor of Deferred Compensation..............................32
         6.9      Claims Procedures...........................................33
         6.10     Facility of Payments........................................35
         6.11     Beneficiary Designations....................................35
         6.12     Withholding of Taxes........................................36

ARTICLE 7         RIGHTS OF PARTICIPANTS......................................37
         7.1      Annual Statement to Participants............................37
         7.2      Limitation of Rights........................................37
         7.3      Nonalienation of Benefits...................................38

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         7.4      Prerequisites to Benefits...................................38

ARTICLE 8  MISCELLANEOUS......................................................39
         8.1      Amendment or Termination of the Plan........................39
         8.2      Powers of the Company.......................................40
         8.3      Waiver......................................................40
         8.4      Separability................................................40
         8.5      Gender, Tense and Headings..................................41
         8.6      Governing Law...............................................41
         8.7      Notice......................................................41

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                                   ARTICLE 1

                 ESTABLISHMENT, PURPOSE AND STATUS OF THE PLAN

     1.1  Establishment of Plan. Susquehanna Bancshares, Inc. (the "Company")
          ---------------------
hereby establishes, effective as of January 1, 1999, an unfunded deferred compensation plan to be known as the "Susquehanna Bancshares Banks and Affiliates Executive Deferred Income Plan" (the "Plan").

     1.2  Purpose of Plan. The Plan is maintained for the purpose of providing
          ---------------
Participants the opportunity to defer all or a portion of base compensation that would otherwise be received in an earlier year. In addition, the Plan provides a mechanism through which Participants may defer all or a portion of any annual bonus that would otherwise be received in an earlier year.

     1.3  Status of Plan. The Plan is intended as an unfunded plan maintained
          --------------
primarily for the purpose of providing deferred compensation for (I) outside directors and (ii) a select group of management or highly compensated employees within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Income Retirement Security Act of 1974, as amended ("ERISA'), and as such it is intended that the Plan be exempt from the participation and vesting, funding, and fiduciary responsibility requirements of Title I of ERISA and that the Plan qualify for simplified reporting under U.S. Department of Labor regulation
Section 2530.1(14-23, which provides for an alternative method of compliance for plans described in such regulation. The Plan is not intended to satisfy the qualification requirements of Section 401 of the Internal Revenue Code (the "Code").

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                                   ARTICLE 2
                                  DEFINITIONS

          Each term below shall have the meaning assigned thereto for all purposes of the Plan unless the context reasonably requires a broader, narrower or different meaning.

          2.1   Administrator.  "Administrator" means the Person or Persons
                -------------
designated by the Compensation Committee pursuant to Section 3.1.

          2.2   Beneficiary.  "Beneficiary" means the beneficiary or
                -----------
beneficiaries designated by the Participant to receive any amounts distributable under the Plan upon the death of the Participant.

          2.3   Board.  "Board" means the Board of Directors of the Company.
                -----

          2.4   Bonus.  "Bonus" means any amount paid to the Employee during the
                -----
Plan Year as an award granted under any bonus program of the Company or a Subsidiary.

          2.5   Cause.  "Cause" means but is not limited a Participant's
                -----
personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses), issuances of final cease-and-desist order by a state or federal agency having jurisdiction over the Company; or any material breach of any provision of a Participant's employment agreement, if applicable.

          2.6   Change in Control. "Change in Control" means and shall be deemed
                -----------------
to have occurred upon the happening of any one or more of the following occurrences, if prior thereto, the happening of such occurrence has not received the approval of a majority of the disinterested member of the Board of Directors of the Company, as applicable: (i) a liquidation

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or dissolution of the Company (excluding transfer to subsidiaries) or the sale of all or substantially all of the Company's assets; (ii) as a result of a tender offer, stock purchase, other stock acquisition, merger, consolidation, recapitalization, reverse split or sale or transfer of assets, any person or group (as such terms are used in and under Section 13(d)(3) or 14(d)(2) of the Securities and Exchange Act of 1934 (the "Exchange Act")) becomes beneficial owner (as defined in 13-d under the Exchange Act), directly or indirectly, of securities of the Company representing 20% of the common stock of the Company then outstanding securities; provided, however, that for purposes of this Plan, a person or group shall not include the Company or any subsidiary or any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary; (iii) if at least a majority of the Board of Directors of the Company at any time does not consist of individuals who were elected, or nominated for election, by directors in office at the time of such election or nomination; or (iv) Company merges or consolidates with any other corporation (other than an Affiliate of the Company) and is not the surviving corporation (or survives only as a subsidiary of another corporation).

          2.7   Claimant.  "Claimant" means the Person or Persons described in
                --------
Section 6.7 who apply for benefits that may be payable under the Plan.

          2.8   Code.  "Code" means the Internal Revenue Code of 1986, as
                ----
amended, and the regulations and other authority issued thereunder by the appropriate governmental authority. References herein to any section of the Code shall include references to any successor section or provision of the Code.

          2.9   Company.  "Company" means Susquehanna Bancshares, Inc. or any
                -------
successor thereto.

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          2.10   Compensation. "Compensation" means the base salary proposed to
                 ------------
be paid in cash during the Plan Year by the Company or a Subsidiary to the Employee for services rendered or labor performed for the Company or Subsidiary, without regard to any amounts that the Employee has deferred or does defer under this Plan pursuant to Section 4.3., or under a plan subject to 401(k) of the Code, or has applied or does apply to tax-exempt benefits under a salary reduction agreement pursuant to (S)125 of the Code. In the case of an Outside Director, Compensation means the cash remuneration proposed to be paid in cash during the Plan Year as fees for services rendered to the Company as a member of the Board, without regard to any amounts that the Outside Director has deferred or does defer under this Plan pursuant to Section 4.3.

          2.11  Compensation Committee.  "Compensation Committee" means the
                ----------------------
Executive Compensation Committee of the Board.

          2.12   Deferral Agreement.  "Deferral Agreement" means a separate
                 ------------------
written agreement entered into by and between the Company or a Subsidiary and a Participant, which agreement describes the terms and conditions of such Participant's deferred compensation arrangement hereunder for the Plan Year. This Deferral Agreement shall be executed and dated by the Participant and shall specify (i) the amount of Compensation and/or Bonus, by percentage or dollar amount, to be deferred and (ii) the date or dates for payment of deferred amounts, (iii) a predecessor plan as described in Section 4.6, the Deferral Agreement for the Participant's first Plan Year shall specify the date or the dates for payment of such amounts, subject to the limitations of Section 4.6.

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          2.13  Deferred Compensation Ledger. "Deferred Compensation Ledger"
                ----------------------------
means the appropriate accounting records maintained by the Administrator the Participants which set forth the name of each Participant and separate accounts reflecting for each Participant the amount of Compensation and Bonus deferred pursuant to Article Four of the Plan and (ii) the amount of Investment Experience credited or charged to the Participant's accounts pursuant to Article Five. The Deferred Compensation Ledger shall be utilized solely as a device for the measurement and determination of the contingent amounts to be paid to Participants under the Plan. The Deferred Compensation Ledger shall not constitute or be treated as an escrow, trust fund, or any other type of funded account of whatever kind for Code or ERISA purposes and, moreover, contingent amounts credited thereto shall not be considered "plan assets" for ERISA purposes. In addition, no economic benefit or constructive receipt of income shall be provided to any Participant for purposes of the Code unless and until cash payments under the Plan are actually made to the Participant. The Deferred Compensation Ledger merely provides a record of the bookkeeping entries relating to the contingent benefits that the Company or a designated Subsidiary intends to provide to Participants and shall thus reflect a mere unsecured promise to pay such amounts in the future.

          2.14  Determination Date. "Determination Date" means, with respect to
                ------------------
all or a portion of a Participant's deferrals for a given Plan Year, as specified by the Participant in his Deferral Agreement, either (i) the termination of his Employment due to his death, Disability, retirement or another reason (as set forth in Sections 6.5 and 6.6) or (ii) the first day of any calendar year that may be specified by the Participant in his Deferral Agreement which date shall

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not be earlier than the first day of the calendar month following the third anniversary of the last day of the Plan Year with respect to which the relevant deferral(s) was (were) made.

          2.15  Disabled or Disability.  "Disabled" or "Disability" means any
                ----------------------
physical or mental incapacity of a Participant as defined in the Company's long term disability plan, as in effect from time to time.

          2.16  Employee.  "Employee" means a member of a select group of
                --------
management or highly compensated common-law employees of the Company or a designated Subsidiary.

          2.17  ERISA.  "ERISA" means the Employee Retirement Income Security
                -----
Act of 1974, as amended, and the regulations and other authority issued thereunder by the appropriate governmental authority. References herein to any section of ERISA shall include references to any successor section or provision of ERISA.

          2.18  Employment.  "Employment" means either (i) employment as an
                ----------
Employee or (ii) Board service as an Outside Director, whichever is applicable. In cases involving an Employee, all periods of employment by the Company or a Subsidiary shall be taken into account whether or not consecutive, and neither the transfer of the Employee from employment by the Company to employment by a Subsidiary nor the transfer of the Employee from employment by a Subsidiary to employment by the Company shall be deemed to be a termination of Employment by the Employee. Moreover, the Employment of an Employee shall not be deemed to have been terminated because of his absence from active employment on account of temporary illness or authorized vacation, or during temporary leaves of absence from active employment granted by the Company or a Subsidiary for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Employee returns to active employment within 90 days after the termination of his military leave, during any period required to be treated as a leave of absence by virtue of (i) any enforceable employment or other agreement or (ii) any applicable law, such as the federal Family and Medical Leave Act of 1993.

          2.19  Financial Emergency.  "Financial Emergency" means an
                -------------------
unforeseeable emergency and severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but a Financial Emergency shall not be deemed to exist to the extent that such hardship is or may be relieved;

                (i) Through reimbursement or compensation by insurance or otherwise,

                (ii) By liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or

                (iii) By cessation of Compensation or Bonus deferrals under the Plan.

          By way of example, the need to send a Participant's child to college or the desire to purchase a home would not be considered a Financial Emergency. As a further example, a Financial Emergency that may be relieved by a cessation of Compensation or Bonus deferrals will be considered to be a Financial Emergency until such time as it is relieved by cessation of Compensation or Bonus deferrals or by other means.

          2.20  Investment Experience.  "Investment Experience" means the
                ---------------------
hypothetical amounts credited (as income, gains or appreciation on any hypothetical investments that may be permitted under the Plan) or charged (as losses or depreciation on any such hypothetical investments) to the balances in the Participant's accounts under the Deferred Compensation Ledger pursuant to Article Five.

          2.21  Losses.  "Losses" mean any and all losses, claims, damages,
                ------
judgments, settlements, liabilities, expenses and costs (and all actions in respect thereof and any legal or other costs and expenses in giving testimony or furnishing documents in response to a subpoena or otherwise), including the cost of investigating, preparing or defending any pending threatened or anticipated possible action, claim, suit or other proceeding, whether or not in connection with litigation in which any Plan Administration Employee is a party.

          2.22  Outside Director.  "Outside Director" means a member of the
                ----------------
Board who is not at the time an Employee of the Company or any Subsidiary.

          2.23  Participant.  "Participant" means for a given Plan Year an
                -----------
Employee or Outside Director who meets the requirements set forth in Section
4.1. Notwithstanding the preceding sentence, an Employee or Outside Director shall be considered a participant hereunder as long as he has any balance credited to his accounts under the Deferred Compensation Ledger, regardless of whether he is eligible to authorize Compensation and/or Bonus deferrals hereunder for any Plan Year.

          2.24  Person.  "Person" means any natural person, firm, partnership,
                ------
association, corporation company, trust, business trust or other legal entity.

          2.25  Plan.  "Plan" means the Susquehanna Bancshares Banks and
                ----
Affiliates Executive Deferred Income Plan as set forth herein, and as the same may hereafter be amended from time to time.

          2.26  Plan Administration Employee.  "Plan Administration Employee"
                ----------------------------
means each past, present and future Administrator and each other employee who acts in the capacity of an agent, delegate or representative of the Administrator or the Company under the Plan.

          2.27  Plan Year.  "Plan Year" means the twelve consecutive month
                ---------
calendar year.

          2.28  Qualified Plan.  "Qualified Plan" means the Susquehanna
                --------------
Bancshares 401(k) Plan or any successor deemed contribution plan maintained by the Company which is intended to qualify under Section 401(a) and 401(k) of the Code.

          2.29  Retirement Date.  "Retirement Date" means the first day of the
                ---------------
month coincident with or next following the later to occur of (i) or (ii) where
(i) is the fifty-fifth birthday of the Participant and completion of at least five years of Employment or the sixty-fifth birthday of a Participant, whichever occurs first and (ii) the date of his actual termination of Employment.

          2.30  Subsidiary.  "Subsidiary" means any majority owned subsidiary if
                ----------
the Company or any majority-owned subsidiary thereof, or any other corporation, partnership or business venture to be a Subsidiary in which the Company owns, directly or indirectly, a significant financial interest provided that (i) the Board designates such corporation, partnership or business venture to be a Subsidiary for the purposes of this Plan for any Plan Year and (ii) the Board of Directors (or equivalent governing authority) of such corporation, partnership or business venture consents to being designated as a Subsidiary.

          2.31  Trust.  "Trust" means a grantor trust of the type commonly
                -----
referred to as a "rabbi trust" created under the Trust Agreement to "informally fund" contingent benefits payable under the Plan.

          2.32  Trust Agreement.  "Trust Agreement" means the Trust under the
                ---------------
Susquehanna Bancshares Banks and Affiliates Executive Deferred Income Plan.

          2.33  Trustee.  "Trustee" means the duly appointed and acting trustee
                -------
of the Trust, and any successor thereto.


                                   ARTICLE 3
                                ADMINISTRATION

          3.1  Administrator.  The Administrator shall be the Person or Persons
               -------------
as may be chosen by the Compensation Committee from time to time. In the event of a vacancy in the office of Administrator, the Compensation Committee shall be the Administrator. The Administrator shall serve at the pleasure of the Compensation Committee and the Compensation Committee may remove or replace the Administrator pursuant to procedures established by the Compensation Committee.

          The Administrator may also be a Participant. Any Administrator who is also a Participant shall not act on any matter relating solely to himself. Any action required under such circumstances shall be taken by the Compensation Committee.

          The Administrator shall not receive any special compensation for serving as Administrator, but shall be reimbursed by the Company for any reasonable expenses incurred in connection therewith. No bond or other security need be required of the Administrator.

          3.2  Administration of Plan.  The Administrator shall operate,
               ----------------------
administer, interpret, construe and construct the Plan, including, without limitation, correcting any error or defect, supplying any omission or reconciling any inconsistency. The Administrator reserves all powers necessary or appropriate to implement and administer the terms and provisions of the Plan, including the power to make findings of fact. The determination of the Administrator as to the proper interpretation, construction, or application of any term or provision of the Plan shall be final, binding, and conclusive with respect to all interested persons and entities.

          In addition, the Administrator shall implement the provisions of
Section 5.2 regarding investment of accounts. Furthermore, the Administrator shall direct the Trustee in matters relating to the payment to the Participants of amounts from their accounts maintained under the Plan in accordance with the terms of the Plan.

          3.3  Delegation. The Administrator may, in his discretion, delegate
               ----------
one or more of his ministerial duties to his designated agents or to employees of the Company or a Subsidiary, but may not delegate his discretionary authority to make the determinations specified in Section 3.2.

          3.4  Reliance Upon Information.  The Administrator shall not be liable
               -------------------------
for any decision, action, omission, or mistake in judgment, provided that he acted in good faith in connection with the administration of the Plan. Without limiting the generality of the foregoing, any decision or action taken by, the Administrator in reasonable reliance upon any information supplied to him by the Board, the Compensation Committee, any employee of the Company or a Subsidiary, the Company's legal counsel, or the Company's independent accountants shall be deemed to have been taken in good faith.

          The Administrator may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to his obligations or duties hereunder, or with respect to any action, proceeding or question at law, and shall not be liable with respect to any action taken, or omitted, in good faith pursuant to the advice of such counsel.

          3.5  Responsibility and Indemnity.  To the full extent permitted by
               ----------------------------
law, the Company shall indemnify and hold harmless each Plan Administration Employee against, and each Plan Administration Employee shall be entitled without further act on his part to indemnity from the Company for, any and all Losses, as and when incurred, directly or indirectly, relating to, based upon, arising out of, or resulting, from his being or having been a Plan Administration Employee; provided, however, that such indemnity shall not include any Losses incurred by such Plan Administration Employee with respect to any matters as to which he is finally adjudged in any such action, suit or proceeding to have been guilty of criminal misconduct in the performance of his duties as a Plan Administration Employee. Any such Plan Administration Employee shall give Company prompt written notice of his actual receipt of service of process in any such action, suit or other proceeding. Notwithstanding the foregoing, the right to indemnification hereunder shall not be affected by any failure of a Plan Administration Employee to give such notice (or by delay by a Plan Administration Employee in giving such notice) unless, and then only to the extent that, the rights and remedies of the Company shall have been prejudiced as a result of the failure to give, or delay in giving, such notice. In addition, any such Plan Administration Employee shall, upon request of the Company, offer the Company in writing, the opportunity to handle and defend same at its sole expense. The decision by the Company to handle such proceeding shall conclusively determine that the Plan Administration Employee is entitled to the indemnity provided herein. The foregoing right of indemnification shall be in addition to any liability that the Company may otherwise have to the Plan Administration Employee.

          The Company's obligation hereunder to indemnify the Plan Administration Employee shall exist without regard to the cause or causes of the matters for which indemnity is owed and expressly includes (but is not limited to) the Losses, directly or indirectly, relating to, based upon, arising out of, or resulting from any one or more of the following:

               (i) the sole negligence or fault of any Plan Administration Employee or combination of Plan Administration Employees;

               (ii)  the sole negligence or fault of the Company;

               (iii) the sole negligence or fault of third parties;

               (iv) the concurrent negligence or fault or any combination of the Plan Administration Employee and/or the Company and/or any third party; and

               (v) any other conceivable or possible combination of fault or negligence, it being the specific intent of the Company to provide the maximum possible indemnification protection hereunder, but excluding any such Losses that are finally adjudged by a court of competent jurisdiction to have resulted from the criminal misconduct of the Plan Administration Employee.

          The Plan Administration Employee shall have the right to retain counsel of its own choice to represent him, however, such counsel shall be acceptable to the Company which acceptance shall not be unreasonably withheld. The Company shall pay the fees and expenses of such counsel and such counsel shall to the full extent consistent with its professional responsibilities cooperate with the Company and any counsel designated by it. The Company shall be liable for any settlement of any claim against the Plan Administration Employee made with the written consent of the Company which consent shall not be unreasonably withheld.

          The foregoing right of indemnification shall inure to the benefit of the successors and assigns, and the heirs, executors, administrators and personal representatives of each Plan Administration Employee, and shall be in addition to all other rights to which the Plan Administration Employee may be entitled as a matter of law, contract, or otherwise.


                                   ARTICLE 4
                                 PARTICIPATION

          4.1  Eligibility of Employees and Outside Directors.  The only
               ----------------------------------------------
individuals who shall be eligible to authorize Compensation and/or Bonus deferrals under the Plan for the Plan Year are (i) Outside Directors scheduled for Board service during the Plan Year and (ii) Employees who are (1) determined by the Company's Chief Executive Officer (and any other officers of the Company appointed for this purpose by such Chief Executive Officer) to be included in a select group of management or highly compensated Employees of the Company or a Subsidiary, (2) nominated by such officer or officers to participate in the Plan for such Plan Year and (3) approved for such participation by the Compensation Committee. A Participant's deferral election for a given Plan Year shall continue to be fully operative during any paid leave of absence granted in accordance with Company or Subsidiary policies. See
Section 4.5 regarding unpaid leaves of absence.

          4.2  Notification of Eligible Employees and Outside Directors.
               --------------------------------------------------------
Not less than thirty (30) days prior to the beginning of each Plan Year, the Administrator shall notify in writing each of the affected Employees and Outside Directors that they are eligible to elect to defer Compensation and/or Bonus under the Plan. Employees or Outside Directors may be nominated and approved as new Participants at any time during a Plan Year. As soon as practicable (but in all events within thirty (30) days) after the effective date on which an Employee or Outside Director described in the preceding sentence first becomes eligible, the Administrator shall notify in writing each of the designated persons of their initial eligibility to defer Compensation and/or Bonus under the Plan. An Employee or Outside Director shall be a Participant hereunder as long as he has any balance credited to his accounts under the Deferred Compensation Ledger, regardless of whether he is eligible to authorize Compensation and/or Bonus deferrals hereunder for any Plan Year.

          4.3  Participant Compensation Deferral.  The following provisions of
               ---------------------------------
this Section 4.3 shall apply for such period or periods as determined by the Compensation Committee from time to time in its sole discretion. After an Employee or Outside Director has been notified by the Administrator that he is eligible to authorize deferrals under the Plan, he must, in order to defer Compensation with respect to a given Plan Year, notify the Administrator of his deferral election by completing and executing a Deferral Agreement which shall be irrevocable after the commencement of the Plan Year. The Employee may defer up to seventy-five percent (75%) of his Compensation, that is paid during the Plan Year or the portion hereof that he is a Participant who satisfies the eligibility requirements of Sections 4.1 and 4.2. Outside Directors must elect to defer one hundred percent (100%) of his Compensation, that is paid during the Plan Year or the portion hereof that he is a Participant who satisfies the eligibility requirements of Sections 4.1 and 4.2.

          Notwithstanding the foregoing, deferrals of Compensation (and Bonus) for any Plan Year, shall not be less than three thousand dollars ($3,000) in the aggregate and shall be deferred to a Determination Date as specified by the Participant in the Deferral Agreement. An effective Deferral Agreement, completed and signed by the Participant, must be received by the Administrator within a time period established by the Administrator and in all events prior to the commencement of the Plan Year in order for the Participant to make a deferral during such Plan Year. Failure to have a completed and signed Deferral Agreement on file with the Administrator at the commencement of any Plan Year shall be treated as the Participant's election not to defer Compensation for that Plan Year.

          Should any minimum level of participation established by the Compensation Committee not be met for a given Plan Year, deferrals of Compensation under this Section 4.3 shall not be permitted and, as soon as practicable after he determines that such minimum level of participation for such year has not been met, the Administrator shall appropriately notify in writing each of the affected Employees and Outside Directors.

          Notwithstanding any provisions hereof to the contrary, if pursuant to
Section 4.1 an Employee or Outside Director is eligible to become a Participant for the first time as of a date that occurs after the Plan Year has begun, the newly eligible Participant, in order to defer Compensation hereunder, must complete and execute a Deferral Agreement and return it to the

Administrator within thirty (30) days after the date on which the individual first was notified by the Administrator that he became eligible to be a Participant. Such Deferral Agreement shall only apply to defer Compensation for services to be performed for the remainder of the Plan Year by the Participant provided that such services are to be performed subsequent to receipt of his Deferral Agreement by the Administrator.

          Deferrals will commence on the first day of the pay period next following the Administrator's receipt of the Participant's Deferral Agreement or, if later, the first day of the Plan Year to which the Deferral Agreement relates.

          The amount of Compensation elected to be deferred pursuant to a Deferral Agreement shall be withheld on a pro rata basis from the Participant's regular payments of Compensation for each pay period during the Plan Year.

          4.4  Bonus Deferral.  Subject to approval of the Compensation
               --------------
Committee, the following provisions of this Section 4.4 shall apply for such period or periods as determined by the Compensation Committee from time to time in its sole discretion. A Participant who wishes to make a deferral election with respect to the amount of any Bonus that may be payable to him during a given Plan Year must make such deferral election when completing his Deferral Agreement for that Plan Year. The Participant may defer up to one hundred percent (100%) of his Bonus for any Plan Year.

          Notwithstanding the foregoing, deferrals of Bonus (and Compensation) for any Plan Year shall not be less than three thousand dollars ($3,000) in the aggregate and shall be deferred to a Determination Date as specified by the Participant. Should any minimum level of participation established by the Compensation Committee not be met for a given Plan Year, deferrals of any Bonus under this Section 4.4 shall not be permitted and, as soon as practicable after he determines that such minimum level of participation for such year has not been met, the Administrator shall appropriately notify in writing each of the affected Employees.

          The dollar amount or percentage of a Bonus elected to be deferred under this option shall be deferred in one lump sum and shall be deemed to have been deferred on the date the deferred portion of the Bonus would otherwise have been paid to the Participant in the absence of his deferral election. Any Bonus deferral election hereunder shall be void and ineffective to the extent that no Bonus is awarded to the Participant with respect to the Plan Year.

          4.5  Suspension of Deferrals.  All deferrals of Compensation and
               -----------------------
Bonuses hereunder for a Plan Year shall be irrevocable, except that the Administrator may, in his discretion, grant a suspension of a Participant's deferral election for such time as the Administrator deems to be necessary upon a finding that the Participant has suffered a Financial Emergency. A Participant who believes he has suffered a Financial Emergency must petition the Administrator in writing to request a suspension of his deferrals hereunder. In addition, a Participant's deferral election shall be suspended during any unpaid leave of absence granted in accordance with Company or Subsidiary policies; provided, however that such deferral election shall become fully operative as of the first day of the payroll period commencing coincident with or next following the Participant's return to active Employment following termination of the approved unpaid leave in the Plan Year to which the Participant's Deferral Agreement pertains.

          4.6  Transfer of Previous Obligations.  Notwithstanding any other
               --------------------------------
provision of this Plan to the contrary, any obligation of the Company for compensation deferred by an Employee or Outside Director under the Farmers First Bank Directors Deferred Compensation

Plan (for purposes of this section "Farmers First Plan") that remains an obligation of the Farmers First Plan as of January 1, 1999 shall be transferred to and assumed by this Plan. The Plan Administrator shall notify the Employees and Outside Directors who were participants in the Farmers First Plan, of the intended transfer of obligations under the Farmers First Plan and their rights under this Plan with respect to these transferred obligations.

          Obligations transferred from the Farmers First Plan shall be treated as deferrals made by the Employee or Outside Director effective January 1, 1999. The Employee or Outside Director shall notify the Administrator of his or her allocation of such amounts among the hypothetical investment funds on the Deferral Agreement. In the event that the Employee or Outside Director fails to allocate such balances, with regard to any obligations transferred under this
Section 4.6, the amount of the transferred obligation shall be treated as if the Employee or Outside Director had directed the Plan Administrator to treat the amount of deferral as if the deferred amounts were invested in the hypothetical money market fund included in the Deferred Compensation Ledger.

          Any obligation of the Farmers First Plan transferred pursuant to this
Section 4.6 shall be subject to deferral under this Plan until the Determination Date selected by the Employee or Outside Director. However, for purposes of obligations transferred pursuant to this Section 4.6, the Employee or Outside Director's deferral shall not in any event end prior to the earlier of the following: (1) the date that the deferral would have been available for distribution under the terms of the Farmers First Plan, or (2) the date following the first anniversary of the last day of the Plan Year for which the original deferral of the transferred obligation was made.

         4.7  Vesting.  For any Determination Date, amounts attributable to
              -------
deferral of Compensation or Bonus which are credited to the Participant's account maintained in the Deferred Compensation ledger shall be fully vested.

                                 ARTICLE 5

                                 ACCOUNTS

          5.1  Deferral of Compensation and/or Bonus.  If a Participant has
               -------------------------------------
elected to defer Compensation and/or a Bonus hereunder for a Plan Year, the deferred amounts shall not be paid when they otherwise would have been paid in the absence of such election. A bookkeeping entry to reflect the deferred amounts shall be credited by the Administrator to the Participant's accounts under the Deferred Compensation Ledger. With respect to Compensation and Bonuses deferred hereunder for a Plan Year, each such deferred amount shall be credited to the Participant's accounts under the Deferred Compensation Ledger as of the date it otherwise would have been paid to the Participant.

          5.2  Investment of Accounts.  Subject to the terms of the Plan, the
               ----------------------
Administrator shall provide for direction by Participants of amounts credited to their accounts in the Deferred Compensation Ledger, in any one or a combination of hypothetical investment funds that shall be maintained in connection with the Plan. In either event, the investment funds shall be at least as diverse as the investment funds that are made available from time to time to participants in the Qualified Plan; provided, however, no direct investment in securities issued by the Company or any Subsidiary shall be permitted under the Plan. Except as otherwise provided below, each Participant shall direct the Administrator (or its delegate) as to how the amounts credited to his account in the Deferred Compensation Ledger shall be hypothetically invested in the investment fund or funds made available under the Plan. The Participant's directions, if any, shall be in a form and manner and in the minimum increments prescribed by the Administrator. The Administrator may prescribe the fund in which the Participants' amounts shall be hypothetically invested in the absence of a direction by any such Participant.

          5.3  Allocation of Investment Experience to Accounts.  As of the last
               -----------------------------------------------
day of each Plan Year (or such shorter period as may be determined to be appropriate by the Administrator in the Administrator's sole discretion), the Administrator shall determine the Investment Experience of the hypothetical investment or investments for the applicable accounting period and as soon as practicable after such period, shall post the amount of Investment Experience to the Participant's accounts, effective as of the end of such period. If the Participant validly elects installment payments, then Investment Experience shall continue to be credited by the Administrator to undistributed amounts allocated to the Participant's accounts under the Deferred Compensation Ledger.

          5.4  Participants Rights Under the Trust.  The assets of the Trust
               -----------------------------------
shall be held for the benefit of the Participants in accordance with the terms of the Plan and Trust Agreement. In accordance with the provisions of the Trust Agreement, the assets of the Trust that are attributable to the Company or a Subsidiary shall remain subject to the claims of the general creditors of the Company or the Subsidiary and not otherwise, and the rights of the affected Participants to the amounts in the Trust shall be limited as provided in the Trust Agreement in the event that the Company or the Subsidiary that employs such Participants becomes insolvent.

          5.5  Determination of Account.  The aggregate amount credited to a
               ------------------------
Participant's accounts under the Deferred Compensation Ledger shall consist of
(i) the amounts
of Compensation and Bonuses that were deferred pursuant to Article Four, plus (or minus) (ii) the amounts of Investment Experience credited (or charged) to such accounts pursuant to Article Five, minus (iii) the aggregate amount of any distributions made from such accounts pursuant to Article Six.

                                   ARTICLE 6
                                 DISTRIBUTIONS

          6.1  Amount of Deferred Compensation Subject to Distribution.  As of
               -------------------------------------------------------
the Participant's Determination Date, the aggregate distributable vested amount credited to his accounts maintained under the Deferred Compensation Ledger shall be distributable in accordance with the provisions of Section 6.2. Any amount that is to be distributed to a Participant or Beneficiary pursuant to this Article Six shall be fixed and determined as is provided in Sections 6.3(a) and 6.3(b).

          6.2  Form of Distributions.  Subject to Section 6.4, upon the
               ---------------------
occurrence of the Participant's Determination Date with respect to all or a portion of amounts deferred under the Plan for a given Plan Year, the amounts credited to a Participant's accounts maintained under the Deferred Compensation Ledger with respect to such Plan Year shall become distributable to such Participant (or to his Beneficiary in the event of Participant's death) in one of the forms set forth under Section 6.2(a) or Section 6.2(b), as elected in writing by such Participant at the time the election was made to defer the Compensation and/or Bonus.

               (a)  Lump Sum. If elected by the Participant in his Deferral
                    --------

Agreement for a given Plan Year, the affected portion of the Participant's accounts pertaining to such Plan Year shall be paid in a lump-sum distribution of the entire vested balance credited to the

Participant's accounts maintained under the Deferred Compensation Ledger with respect to the affected Plan Year(s) measured as of the applicable Determination Date plus any deferrals of Compensation or Bonus that were subsequently credited
     ----
to the affected accounts of the Participant up to the date benefits are paid pursuant to Section 6.3(a), less any distributions that were subsequently made
                            ----
from such accounts up to the date benefits are paid pursuant to Section 6.3(a).

               (b) Installment Payments.  If the Participant's account balance
                   --------------------
is at least fifty thousand dollars ($50,000) and if the aggregate distributable amount of installment payments for any twelve (12) consecutive month period is or will be at least $10,000, the affected portion of the Participant's accounts pertaining to a given Plan Year shall be paid in annual installments, to be paid during a specified period of not less than five (5) years nor more than ten (10) years, as elected by the Participant in his Deferral Agreement. If the Participant's account balance at the beginning of the period is (or during the distribution period drops) below fifty thousand dollars ($50,000), a lump sum payment may be made at the Company's discretion.

          Should a Participant die prior to receiving all installments due under the Plan, installment payments shall be made or continue if the Participant's Beneficiary is his surviving spouse; otherwise all unpaid installments shall be paid to the any nonspouse Beneficiary of the deceased participant as soon as administratively practicable following the Participant's death in the form of a lump sum payment.

          6.3  Timing of Distributions.  The following provisions are subject to
               -----------------------
Section 6.4.

               (a) Lump Sum Distribution.  Lump sum distributions shall be made
                   ---------------------
within sixty (60) days after the Participant's elected Determination Date.

               (b)  Installment Payments.  Installment payments shall commence
                    --------------------
as of the date selected by the Participant which date must be (i) the first day of any calendar month and (ii) within sixty (60) days after the Participant's Determination Date or Retirement Date as elected by the Participant. The initial installment will be based on the amount credited to the recipient's account as of the Determination Date last preceding the date of payment. Thereafter, the remaining installment payments shall be made as of the anniversary of the first installment date and will be based on the recipient's account balance as of the anniversary of the Determination Date last preceding the date of such installment payment. Installment payments shall be determined by determining the recipient's account balance as of the relevant anniversary and multiplying the recipient's account balance as of the relevant anniversary by a fraction the numerator of which is one and the denominator of which is the remaining number of years of the term for which payments have not been made.

               (c)  Acceleration of Distribution(s).  Notwithstanding any other
                    -------------------------------
provision of the Plan to the contrary, the Participant, through submission of a written application to the Administrator, may apply for a distribution of the entire balance of his/her accounts, without regard to (i) whether payment of benefits due under the Plan have commenced, or (ii) any condition of Financial Emergency. Any distribution so requested shall be made as soon as practical following the Participant's application and shall be subject to a forfeiture of ten percent (10%) of the entire account balance of his or her accounts and a permanent suspension of his participation in the Plan. Provided; however, if the Administrator determines in good faith that there is a reasonable likelihood that any benefits that are intended to be deferred pursuant to this Plan would not be deferred under applicable income tax provisions then in effect due to the provisions of this Section 6.3(c), then to the extent deemed necessary by the Administrator to ensure that the desired deferral features of this Plan are operative with respect to Participants who desire to avoid current taxation of vested benefits accrued under the Plan, the Administrator may defer payment of all or any portion of such benefits that would otherwise be distributable under this section 6.3(c). Any amounts deferred pursuant to this Plan shall continue to receive Investment Experience pursuant to the Plan until distribution. The amounts so deferred shall be distributed to the affected Participant (or his Beneficiary in the event of the Member's death) at the earliest possible date, as determined by the Administrator in good faith, as of which such desirable deferral features will be ensured.

          6.4  Advance Distribution Election Required.  Subject to Section
               --------------------------------------
6.3(c), the Participant's election as to the form and timing of his distribution hereunder must be made at the same time the Participant's Deferral Agreement is completed and signed by the Participant prior to the last day of the Plan Year immediately preceding the Plan Year to which the Deferral Agreement applies or, if applicable, within thirty (30) days after the date on which an Employee or Outside Director was first notified of eligibility to become a Participant after the beginning of a Plan Year. Notwithstanding the preceding language of this Section, the Participant may submit a subsequent election regarding form of payout, provided however, such election shall only be effective if (i) it is submitted at least thirteen (13) months prior to Participant's actual Determination Date and (ii) is approved by the Compensation Committee. Pending receipt of any distribution from the Plan, the Participant or Beneficiary shall remain subject to Section 7.2 and other applicable provisions of the Plan.

          6.5  Distributions in connection with a Change in Control.  In the
               ----------------------------------------------------
event of a Change in Control, the full amount of any remaining unpaid vested benefits credited to the accounts maintained under the Deferred Compensation Ledger for each Participant shall be paid as follows:

               (a) A Participant who voluntarily terminates Employment in connection with a Change in Control shall be paid the full amount of any remaining unpaid vested benefits credited to his or her accounts maintained under the Deferred Compensation Ledger in a single lump sum.

               (b) A Participant whose Employment is involuntarily terminated in connection with a Change in Control shall be paid the full amount of any remaining unpaid vested benefits credited to his or her accounts maintained under the Deferred Compensation Ledger in accordance with the form of benefit elected by such Participant at the time his or her election to defer Compensation and/or Bonus was made; provided, however, that any election to receive installments at a later Determination Date or upon the Participant's Retirement Date shall be accelerate and begin as soon as administratively practicable following the Participants termination.

          For purposes of this Section 6.5, a Participant's termination of Employment within six months before or twelve months after following a Change in Control shall be presumed to be in connection with such Change in Control.

          6.6  Distributions upon a Termination other than in connection with a
               ----------------------------------------------------------------
Change in Control.  In the event of a Participant's termination of Employment in
-----------------
any situation that does not involve a Change in Control, the full amount of any remaining unpaid vested benefits credited to the accounts maintained under the Deferred Compensation Ledger for each Participant shall be paid as follows:

               (a) A Participant who voluntarily terminates Employment shall be paid the full amount of any remaining unpaid vested benefits credited to his or her accounts maintained under the Deferred Compensation Ledger in a single lump sum.

               (b) A Participant who is involuntarily terminated for Cause shall be paid the full amount of any remaining unpaid vested benefits credited to his or her accounts maintained under the Deferred Compensation Ledger in a single lump sum.

               (c) A Participant whose Employment is involuntarily terminated not for Cause shall be paid the full amount of any remaining unpaid vested benefits credited to his or her accounts maintained under the Deferred Compensation Ledger in accordance with the form of benefit elected by such Participant at the time his or her election to defer Compensation and/or Bonus was made; provided, however, that any election to receive installments at a later Determination Date or upon the Participant's Retirement Date shall be accelerate and begin as soon as administratively practicable following the Participants termination.

          6.7  Withdrawals Due to Financial Emergency.  A Participant who
               --------------------------------------
believes he has suffered a Financial Emergency may in writing request a withdrawal of the portion of his account balances needed to satisfy the emergency need. The Administrator will review the Participant's request to determine whether, in his discretion, a Financial Emergency has occurred and, if so, the amount reasonably needed to satisfy the emergency need. The Participant must provide the Administrator with all relevant information needed to make these determinations. All deferrals of Compensation and/or Bonuses authorized by the Participant for the remainder of the Plan Year shall be suspended before any withdrawal is made hereunder on account of the Financial Emergency.

          In his discretion, the Administrator shall authorize a withdrawal to the Participant in the amount reasonably necessary to satisfy the Financial Emergency. No Investment Experience shall be credited (or charged) to the Participant's accounts during an applicable accounting period with respect to the amount withdrawn to satisfy the Financial Emergency. Withdrawals will be made with respect to the first amounts available for distribution for each Plan Year; provided, however, if access must be had to amounts credited under the Plan for a Plan Year where all amounts credited with respect to such Plan Year will not be exhausted, amounts will be withdrawn pro rata between and among any hypothetical investment funds that may be operative with respect to such year.

          6.8  Payor of Deferred Compensation.  Benefits payable under the Plan
               ------------------------------
with respect to a Participant's accounts maintained under the Deferred Compensation Ledger shall be the obligation of, and payable by, the Company and any Subsidiary that employed that Participant with respect to the periods for which deferrals are made hereunder; provided, however, should the Company pay any portion of a Subsidiary's obligation hereunder, the Company may seek reimbursement from any Subsidiary which employed the Participant. Adoption and maintenance of the Plan by the Company and any Subsidiary shall not, for that reason, create a joint venture or partnership relationship between or among such entities for purposes of payment of benefits under the Plan or for any other purpose.

          Neither the Company nor any Subsidiary shall set aside any assets or otherwise create any type of fund in which any Participant, or any person claiming under such Participant, has an interest other than that of an unsecured general creditor of the Company or Subsidiary, or which would provide any Participant, or any person claiming under such Participant, with a legally enforceable right to priority over any general creditor of the Company or Subsidiary in the event of insolvency of the Company or Subsidiary. For all purposes of the Plan, the Company or Subsidiary shall be considered insolvent if it is unable to pay its debts as they mature or if it is subject to a pending proceeding as a debtor under the U.S. Bankruptcy Code.

          During any period in which a Trust which conforms to the prior paragraph is in existence, benefits payable under the Plan shall be payable by the Trustee in accordance with the terms, provisions, conditions and limitations of the Plan and Trust. To the extent that any distribution described in the immediately preceding sentence does not fully satisfy the obligation for any benefit due under the Plan, the Company or Subsidiary shall remain fully liable and obligated for full payment of any unpaid benefit due and payable under the Plan.

          6.9  Claims Procedures.  A Participant is not required to file a claim
               -----------------
to receive benefits payable under the Plan. The Administrator or Trustee, as applicable, shall pay benefits due under the Plan in accordance with the terms of the various Deferral Agreements. To the extent that such payments are not made when due, a claim should be submitted to the Administrator or Trustee, as applicable, by the Participant, or by his Beneficiary in the event of Participant's death ("Claimant" for purposes of this section). A decision on a Claimant's claim for benefits shall be made within twenty (20) days after receipt of the claim. In the event there is a disagreement concerning the amount payable to the Claimant, the Claimant shall receive written notification of the amount in dispute and shall be entitled to a full review of his claim. If a claim is denied, a Claimant desiring a review must submit a written request to the Compensation Committee requesting such a review, which request should include whatever comments or arguments that the Claimant wishes to make. Incident to the review, the Claimant may represent himself or appoint a representative to do so, and he shall have the right to inspect all documents pertaining to the issue. The Compensation Committee, in its discretion, may schedule any meeting with the Claimant and/or the Claimant's representative that it deems to be necessary or appropriate to facilitate or expedite its review of the amount in dispute.

          A request for a review must be filed with the Compensation Committee within sixty (60) days after notice of the disputed amount is received by the Claimant. If no request is received within the 60-day time limit, the determination of the amount due by the Administrator or Trustee, as applicable, will be final. However, if a request for review of a disputed amount is timely filed, the Compensation Committee must render its decision under normal circumstances within thirty (30) days of its receipt of the request for review. In special circumstances the decision may be delayed if, prior to expiration of the initial 30-day period, the Claimant is notified (of the extension, but must in any event be rendered no later than sixty (60) days after receipt of the Claimant's request. All decisions of the Compensation Committee shall be in writing and shall include specific reasons for whatever action has been taken, as well as the Plan provisions on which the decision is based.

          6.10  Facility of Payments.  Every person receiving or claiming
                --------------------
benefits under the Plan shall be conclusively presumed to be mentally competent until the date on which the Administrator receives written notice, in a form and manner acceptable to the Administrator, that such person is incompetent, and that a guardian, conservator, or other person legally vested with the care of such person's person or estate has been appointed; provided, however, that if the Administrator shall find that any person to whom a benefit is payable under the Plan is unable to care for such person's affairs because of incompetency, any payment due (unless a prior claim therefor shall have been made by a duly appointed legal representative) may be paid as provided in the Qualified Plan. Any such payment so made shall be a complete discharge of liability therefor under the Plan.

          6.11  Beneficiary Designations.  Each Employee or Outside Director
                ------------------------
upon becoming a Participant shall file with the Administrator a designation of one or more Beneficiaries to whom benefits otherwise payable to the Participant shall be made in the event of his death prior to the complete distribution of the amount credited to his accounts under the Deferred Compensation Ledger. Such designation shall be effective when received in writing by the Administrator subject to the subsequent provisions of this paragraph. Subject to the following provisions of this Section 6.10, a Participant may, from time to time, revoke or change his Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Administrator. The last valid designation received by the Administrator shall be controlling; provided, however, that no Beneficiary designation, or change or revocation thereof, shall be effective unless received by the Administrator prior to the Participant's death and in no event shall it be effective as of a date prior to its receipt. Notwithstanding any contrary provision of this paragraph, no Beneficiary designation made by a married Participant, other than one under which the spouse of such Participant is designated as the sole Beneficiary, shall be valid without the written consent of the spouse of such Participant. In addition, except in the case of unpaid installments that are payable to the spouse of the deceased retired Participant, all unpaid amounts credited to the accounts maintained under the Deferred Compensation Ledger for a Participant who dies prior to receiving such amounts in full shall be paid to the deceased Participant's Beneficiary as soon as administratively practicable following the Participant's death in the form of a lump sum cash distribution.

          If no valid Beneficiary designation is in effect at the time of a Participant's death, or if no designated Beneficiary survives the Participant, or if such designation conflicts with applicable law, the payment of the Participant's death benefits under the Plan shall be made to the Participant's estate. If the Administrator is in doubt as to the right of any person to receive such amount, the Administrator may direct that the amount be paid into any court of competent jurisdiction, and such payment shall be a full and complete discharge of any liability or obligation of the Plan, Trust, Company, Administrator, Compensation Committee, Board and other interested parties, therefor.

          6.12  Withholding of Taxes.  The Company or, if appropriate, the
                --------------------
Trustee, shall withhold from the amount of benefits payable under the Plan all federal, state and local taxes required to be withheld under any applicable law or governmental regulation or ruling. Without limiting the scope of the immediately preceding sentence, the Employee portion of any employment taxes due on deferrals hereunder shall be withheld from the Participant's compensation or under such other arrangement as may be acceptable to the Administrator.

                                  ARTICLE 7

                            RIGHTS OF PARTICIPANTS

          7.1  Annual Statement to Participants.  As soon as practicable after
               --------------------------------
the end of each Plan Year, or at such other time as the Administrator determines to be appropriate, the Administrator shall cause to be prepared and delivered to each Participant a written statement showing such information as the Administrator decides is appropriate.

          7.2  Limitation of Rights.  Nothing in this Plan shall be construed
               --------------------
to:

               (i) Give any individual who is employed by the Company or any Subsidiary any right to be a Participant in the Plan unless and until such person meets applicable eligibility requirements;

               (ii) Give a Participant or any other person any interests or rights, other than as an unsecured general creditor of the Company or any Subsidiary, with respect to the Compensation, Bonuses and Investment Experience credited or charged to his accounts under the Deferred Compensation Ledger until such amounts are actually distributed to him;

               (iii) Limit in any way the right of the Company or any Subsidiary to terminate a Participant's Employment with the Company or any Subsidiary;

               (iv) Give a Participant or any other person any interest in any fund or in any specific asset of the Company or any Subsidiary;

               (v) Be evidence of any agreement or understanding, express or implied, that the Company or any Subsidiary will employ a Participant in any particular position, at any particular rate of remuneration, or for any particular time period; or

               (vi) Create a fiduciary relationship between the Participant and the Company, Subsidiary, Compensation Committee, Board, and/or Administrator.

          7.3  Nonalienation of Benefits.  No right or benefit under this Plan
               -------------------------
shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same will be void and without effect. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If any Participant or Beneficiary hereunder shall become bankrupt or attempt to anticipate, alienate, assign, sell, pledge, encumber, or charge any right or benefit hereunder, or if any creditor shall attempt to subject the same to a writ of garnishment, attachment, execution, sequestration, or any other form of process or involuntary lien or seizure, then such right or benefit shall be held by the Company for the sole benefit of the Participant or Beneficiary, his spouse, children, or other dependents, or any of them, in such manner as the Administrator shall deem proper, free and clear of the claims of any party.

          The first paragraph of this section shall not preclude (i) the Participant from designating a Beneficiary to receive any benefit payable hereunder upon his death, or (ii) the executors, administrators, or other legal representatives of the Participant or his estate from assigning any rights hereunder to the person or persons entitled thereto.

          7.4  Prerequisites to Benefits.  No Participant, nor any person
               -------------------------
claiming through a Participant, shall have any right or interest in the Plan, or any benefits hereunder, unless and until all the terms, conditions and provisions of the Plan which affect such Participant or such other person shall have been complied with as specified herein.

                                   ARTICLE 8
                                 MISCELLANEOUS

          8.1  Amendment or Termination of the Plan.  The Board may amend or
               ------------------------------------
terminate the Plan at any time effective as of the date specified by the Board, including amendments with a retroactive effective date; provided, however, the provisions of Section 8.2 may not be amended without the consent of at least two-thirds of all affected Participants. In addition, unless the particular Participant (or his Beneficiary in the event of the Participant's death) consents in writing, no such amendment or termination shall adversely affect any rights of such Participant or Beneficiary to any amounts which are required to be allocated and credited hereunder to his accounts maintained under the Deferred Compensation Ledger, to the extent credited as of the date of the amendment. However, in the event that incident to any such amendment or termination, payment of any benefit accrued under the Plan is accelerated, such benefit shall be paid by the Company or Subsidiary if payment of such benefit would otherwise be made by the Trustee from assets of the Trust under circumstances which would at any time when the Company or Subsidiary is insolvent defined in Section 6.8 (i) treat the Participant, or any person claiming under the Participant, as other than a general unsecured creditor of the Company or Subsidiary or (ii) provide the Participant, or any person claiming under the Participant, with a legally enforceable right to priority over any general unsecured creditor of the Company or Subsidiary. Notwithstanding the foregoing, the Board may amend the Plan at any time to change the hypothetical investment funds referenced in Section 5.2, with respect to future crediting of Investment Experience to amounts previously credited to Participant accounts.

          8.2  Powers of the Company.  The existence of outstanding and unpaid
               ---------------------
benefits under the Plan shall not affect in any way the right or power of the Company or any Subsidiary to make or authorize any adjustments, recapitalization, reorganization or other changes in the Company's or Subsidiary's capital structure or in its business, or any merger or consolidation of the Company or any Subsidiary, or any issue of bonds, debentures, common or preferred stock, or the dissolution or liquidation of the Company or any Subsidiary, or any sale or transfer of all or any part of their assets or business, or any other act or corporate proceeding, whether of a similar character or otherwise.

          8.3  Waiver.  No term or condition of this Plan shall be deemed to
               ------
have been waived, nor shall there be an estoppel against the enforcement of any provision of this Plan, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver- unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

          Any waiver by either party hereto of a breach of any provision of this Plan by the other party shall not operate or be construed as-a waiver by such party of any subsequent breach thereof.

          8.4  Separability.  In the event that any provision of this Plan is
               ------------
declared invalid and not binding on the parties hereto in a decree or order issued by a court of competent jurisdiction, such declaration shall not affect the validity of the other provisions of this Plan to which such declaration of invalidity does not relate and such other provisions shall remain in full force and effect.

          8.5  Gender, Tense and Headings. Whenever the context requires, words
               --------------------------
of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. The words `hereof', `hereunder', `herein,' and similar compounds of the word `here' shall refer to the entire Plan and not to any particular term or provision of the Plan. Headings of Articles and Sections, as used herein, are inserted solely for convenience and reference and shall not affect the meaning, interpretation or scope of the Plan.

          8.6  Governing Law.  The Plan shall be subject to and governed by the
               -------------
laws of the Commonwealth of Pennsylvania (other than such laws relating to choice of laws), except to the extent preempted by ERISA or other applicable federal law.

          8.7  Notice.  Any notice required or permitted to be given under this
               ------
Plan shall be sufficient if in writing and hand-delivered with appropriate proof of same, or sent by registered or certified mail, return receipt requested, to the Company, Administrator, Compensation Committee, Participant, Beneficiary or other person or entity at the address last furnished by such person or entity. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

          IN WITNESS WHEREOF, this Plan document is executed this 31st day of December, 1998 by a duly authorized officer of the Company, to be effective as of January 1, 1999.
                                       SUSQUEHANNA BANCSHARES, INC.



                                       By:  /s/ Edward Balderston, Jr.
                                            ---------------------------------

                                       Name: Edward Balderston, Jr.
                                             --------------------------------

                                       Title:  Vice President Human Resources
                                               ------------------------------